SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	July 24, 2007

IMAGIN MOLECULAR CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-1047540	13-4099008
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

104 W. Chestnut Street, Suite 315, Hinsdale, Illinois	60521
(Address of Principal Executive Offices)	(Zip Code)

(630) 371-5583
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Item 3.02	Unregistered Sales of Equity Securities

On July 24, 2007, the Registrant consummated a Securities Purchase and Subscription Agreement with Solaris Opportunity Fund, L.P., a Delaware limited partnership ("Solaris").  Solaris acquired 20,000,000 shares of the Registrant's common stock, par value $0.001 per share for a purchase price of $400,000.  Solaris' Managing Member, Patrick G. Rooney, is the former Chief Executive Officer, Chairman and principal shareholder of the Registrant and founder of its wholly-owned subsidiary Cipher Multimedia, Inc.  Mr. Rooney is also  the Chairman of Positron Corporation, a publicly owned Texas corporation and an affiliate of the Registrant.

Item 9.01	Financial Statements and Exhibits

99.1          Securities Purchase and Subscription Agreement

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

IMAGIN MOLECULAR CORPORATION

/s/ Joseph G. Oliverio
Joseph G. Oliverio
Chief Executive Officer

Dated: July 24, 2007
Hinsdale, Illinois